SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), dated as of June 22, 1999, is entered into by and among NORDSTROM, INC., a Washington corporation (the "Borrower"), the financial institutions and other entities party to the Credit Agreement referred to below (the "Lenders"), and NATIONSBANK, N.A. (successor to NationsBank of Texas, N.A.), as agent (the "Agent") for the Lenders thereunder.

RECITALS

A.  The Borrower, the Lenders, the Managing Agents and the Agent have entered
B.  into a Credit Agreement dated as of July 24, 1997, as amended by a First
C. Amendment thereto dated as of September 16, 1998 (as so amended, the D. "Credit Agreement").

B.  The Borrower has requested that the Lenders amend the Minimum Net Worth
C.  covenant set forth in the Credit Agreement.

C.  The Lenders are willing to amend the Credit Agreement, subject to the terms
D.  and conditions of this Amendment.

NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement.

2.  Amendments to Credit Agreement.

(a) Section 6.3.2 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

6.3.2 Minimum Net Worth. Not permit the consolidated Net Worth of the Borrower and its Subsidiaries, as of the last day of any Fiscal Quarter, to be less than the sum of (A) $1,000,000,000, (B) 50% of the consolidated net income of the Borrower and its Subsidiaries for all Fiscal Quarters ended after April 30, 1999 with respect to which such consolidated net income is a positive number (but without reduction for any net losses for any Fiscal Quarter ended after April 30, 1999), and (C) 50% of the amount of any net proceeds received by the Borrower or any of its Subsidiaries after the Closing Date in connection with the issuance of capital stock (other than capital stock issued to the Borrower or any of its other Subsidiaries and other than capital stock issued pursuant to any employee stock option plan).

(b) Exhibit F-6 to the Credit Agreement [Form of Compliance Certificate] shall be amended and restated in its entirety to read as set forth in Exhibit F-6 attached hereto.

3. Representations and Warranties. The Borrower hereby represents and warrants to the Agent and the Lenders as follows:

(a) Authority. The Borrower has the requisite corporate power and authority to execute and deliver this Amendment and to perform its obligations hereunder and under the Loan Documents (as modified hereby) to which it is a party. The execution, delivery and performance by the Borrower of this Amendment, and the performance by the Borrower of each Loan Document (as modified hereby) to which it is a party have been duly approved by all necessary corporate action of the Borrower and no other corporate proceedings on the part of the Borrower are necessary to consummate such transactions.

(b) Enforceability. This Amendment has been duly executed and delivered by the Borrower. This Amendment and each Loan Document (as modified hereby) to which the Borrower is a party is the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, and is in full force and effect.

(c) Representations and Warranties. The representations and warranties of the Borrower contained in each Loan Document to which the Borrower is a party (other than any such representations and warranties that, by their terms, are specifically made as of a date other than the date hereof) are true and correct on and as of the date hereof as though made on and as of the date hereof.

(d) No Default. No event has occurred and is continuing that constitutes a Default or Event of Default

(e) No Reliance. The Borrower is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent and the Lenders or any other Person.

4. Effective Date. This Amendment will become effective as of the date first above written (the "Effective Date"), provided that each of the following conditions precedent is satisfied:

(a) The Agent has received from the Borrower and the Required Lenders a duly executed original (or, if elected by the Agent, an executed facsimile copy) of this Amendment.

(b) Each of the representations and warranties in Section 3 above shall be true and correct.

5. Reservation of Rights. The Borrower acknowledges and agrees that the execution and delivery by the Agent and the Lenders of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Agent or the Lenders to enter into amendments under the same, similar or any other circumstances in the future.

6.  Miscellaneous.

(a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein and in the other Loan Documents to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement. This Amendment is a Loan Document.

(b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and to the Credit Agreement and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

(c) This Amendment shall be governed by and construed in accordance with the law of the State of Washington.

(d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Lender or the Borrower shall bind such Lender or the Borrower, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent, and the Agent is hereby authorized to make sufficient photocopies thereof to assemble complete counterparty documents.

(e) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 9.3.1 of the Credit Agreement.

(f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.


NORDSTROM, INC.

By:/s/  Michael Stein
   ----------------------------
Name:   Michael Stein
Title:  Chief Financial Officer

By:
Name:
Title:


NATIONSBANK, N.A. (successor to NationsBank of Texas, N.A.), as Agent

By:/s/  James P. Johnson
   ----------------------
Name:   James P. Johnson
Title:  Managing Director


NATIONSBANK, N.A. (successor to NationsBank of Texas, N.A.), as a Lender

By:/s/  James P. Johnson
   ----------------------
Name:   James P. Johnson
Title:  Managing Director

BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION

By:/s/  James P. Johnson
   ----------------------
Name:   James P. Johnson
Title:  Managing Director


REVOLVING COMMITMENT VEHICLE CORPORATION
By: Morgan Guaranty Trust Company of New York, as Attorney-in-fact for Revolving Commitment Vehicle Corporation

By:/s/  David P. Weintrob
   ----------------------
Name:   David P. Weintrob
Title:  Vice President

BANK ONE, COLORADO, N.A.

By:/s/  David L. Ericson
   ---------------------
Name:   David L. Ericson
Title:  Vice President


KEYBANK NATIONAL ASSOCIATION

By:/s/  Richard J. Ameny, Jr.
   -----------------------------
Name:   Richard J. Ameny, Jr.
Title:  Assistant Vice President


NORWEST BANK MINNESOTA,
NATIONAL ASSOCIATION

By:/s/  Chad M. Kortgard
   -------------------------------
Name:   Chad M. Kortgard
Title:  Commercial Banking Officer


PNC BANK, NATIONAL ASSOCIATION

By:/s/  Douglas S. King
   --------------------
Name:   Douglas S. King
Title:  Vice President


U.S. BANK

By:/s/  Arnold Conrad
   ------------------
Name:   Arnold Conrad
Title:  Vice President

Exhibit F-6

FORM OF COMPLIANCE CERTIFICATE

TO:  NationsBank, N.A.
     c/o Bank of America NT&SA
     555 California Street
     41st Floor
     San Francisco, CA  94104
     Attention:  James P. Johnson

Reference is hereby made to the Credit Agreement, dated as of July 24, 1997 (as the same may be amended, supplemented, replaced, renewed or otherwise modified from time to time, the "Credit Agreement"), by and among NORDSTROM, INC., a Washington corporation (the "Borrower"), THE BANKS AND OTHER FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTIES THERETO AS LENDERS (the "Lenders"), certain MANAGING AGENTS and NATIONSBANK, N.A. (successor to NationsBank of Texas, N.A. (the "Agent Bank," as agent and representative for the Lenders (in such capacity the Agent Bank or any successor in such capacity is referred to herein as the "Agent"). Terms with initial capital letters used but not defined herein have the meanings assigned to them in the Credit Agreement.

This Compliance Certificate is being delivered pursuant to Section 5.1.5 of the Credit Agreement and relates to certain financial statements of the Borrower (the "Financial Statements") as of and for periods ended ____________ (the "Financial Statement Date"). The undersigned is the [Chief Financial Officer/President] of the Borrower, and hereby further certifies as of the date hereof, in [his/her] capacity as an officer of the Borrower, as follows:

1. I have reviewed the terms of the Loan Documents and have made, or have caused to be made under my supervision, a review in reasonable detail of the transactions and condition of the Borrower and its Subsidiaries during the accounting period covered by the Financial Statements to make the statements contained in this Compliance Certificate. I have also made such inquiries as have been necessary of other officers of the Borrower in order to complete this Compliance Certificate.

2. Such review has not disclosed the existence of any Default or Event of Default during such accounting period or as of the Financial Statement Date

                                      F-6-1
and I do not have knowledge of the existence, as at the date of this certificate, of any Default or Event of Default[, except as follows:1]

I hereby further certify as of the Financial Statement Date, in my capacity as an officer of the Borrower, as follows2:

I.  Section 6.3.1 Minimum Coverage Ratio for Fiscal Quarter
  A.  EBITDAR for Fiscal Quarter

  B.  Interest Expense for Fiscal Quarter

  C.  Rent Expense for Fiscal Quarter

  D.  Fixed Charge Coverage Ratio for Fiscal Quarter

  E.  Minimum Coverage Ratio  2.00

II.  Section 6.3.2 Minimum Net Worth as of Financial Statement Date
  A.  Net Worth of the Borrower as of Financial Statement Date

  B.  Minimum Net Worth of the Borrower as of Financial Statement Date
1.	Initial Amount  $1,000,000,000
2.	50% of positive net income since April 30, 1999
3.	50% of net cash proceeds of equity offerings (other than employee stock options) since July 31, 1997

1 Specify the nature and period of existence of each Default or Event of Default (if any) and what action the Borrower has taken, is taking, or proposes to take with respect thereto.

2 All accounting terms used herein shall be interpreted, and all accounting determinations hereunder shall be made, in accordance with Section 1.2.3 of the Credit Agreement.

                                      F-6-2

The undersigned has executed this Officers' Certificate as of the ___th day of ________, ____.


Name:
Title:  [Chief Financial Officer/President]